                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 27, 2000 included in Newpark Resources, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.

                                                      /s/ ARTHUR ANDERSEN LLP


New Orleans, Louisiana
June 22, 2000